UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 18, 2006

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-10403	76-0291058
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File No.	Identification Number)

1100 Louisiana Street, Suite 1300
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(713) 381-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On September 18, 2006, Peter Brinckerhoff, a purported unitholder of TEPPCO Partners, L.P. (the “Partnership”), filed a complaint in the Court of Chancery of New Castle County in the State of Delaware, in his individual capacity, as a putative class action on behalf of other unitholders of the Partnership, and derivatively on behalf of the Partnership, concerning proposals made to the Partnership’s unitholders in its definitive proxy statement filed with the Securities and Exchange Commission on September 11, 2006  (“Proxy Statement”) and other transactions involving the Partnership and Enterprise Products Partners L.P. (“Enterprise”) or its affiliates.  The complaint names as defendants Texas Eastern Products Pipeline Company, LLC, which is the general partner of the Partnership (the “General Partner”); the board of directors of the General Partner; the parent companies of the General Partner, including EPCO, Inc.; Enterprise and certain of its affiliates; and Dan L. Duncan.  The Partnership is named as a nominal defendant.  Mr. Duncan and his affiliates, including EPCO Inc. and Dan Duncan LLC, privately held companies controlled by him, control the Partnership, the General Partner and Enterprise and the affiliate companies named as defendants.  References in this report to affiliates of Enterprise do not include the General Partner, the Partnership or subsidiaries of the Partnership.

The complaint alleges, among other things, that certain of the transactions proposed in the Proxy Statement, including a proposal to reduce the General Partner’s maximum percentage interest in the Partnership’s distributions in exchange for Partnership units (the “Issuance Proposal”), are unfair to the Partnership’s unitholders and constitute a breach by the defendants of fiduciary duties owed to the Partnership’s unitholders and that the Proxy Statement fails to provide the Partnership’s unitholders with all material facts necessary for them to make an informed decision whether to vote in favor of or against the proposals.  The complaint further alleges that, since Mr. Duncan acquired control of the General Partner in 2005, the defendants, in breach of their fiduciary duties to the Partnership and its unitholders, have caused the Partnership to enter into certain transactions with Enterprise or its affiliates that are unfair to the Partnership or otherwise unfairly favored Enterprise or its affiliates over the Partnership.  These transactions are alleged to include the joint venture to further expand the Jonah gathering system entered into by the Partnership and an Enterprise affiliate in August 2006, the sale by the Partnership to an Enterprise affiliate of the Pioneer gas processing plan in March 2006 and the impending divestiture of the Partnership’s interest in Mont Belvieu Storage Partners, L.P. in connection with an investigation by the Federal Trade Commission.

As more fully described in the Proxy Statement, the Audit and Conflicts Committee of the board of directors of the General Partner recommended the Issuance Proposal for approval by the board of directors of the General Partner.  The complaint alleges that Richard S. Snell, Michael B. Bracy and Murray H. Hutchison, constituting the three members of the Audit and Conflicts Committee, cannot be considered independent because of their alleged ownership of securities in Enterprise and its affiliates and their relationships with Mr. Duncan.  Mr. Snell owns 4,557 Enterprise common units, options to purchase 40,000 Enterprise common units and, with his wife as tenants in common, 7,500 common units of Enterprise GP Holdings L.P. (“Enterprise GP”), which owns the general partner of Enterprise.  Mr. Snell is the trustee of family trusts that own a total of 6,000 Enterprise common units and 200 Enterprise GP common units.  Mr. Snell’s wife owns 1,100 Enterprise common units.  Mr. Snell disclaims beneficial ownership of the units owned by the family trusts and by his wife.  Since May 2000, Mr. Snell has been a partner with the law firm of Thompson & Knight LLP in Houston, Texas, which has from time to time provided, and may in the future provide, legal services for Enterprise and its affiliates, including Mr. Duncan.  For the three year period ended December 31, 2005, Mr. Duncan paid an aggregate of approximately $51,000 to Thompson & Knight for legal services.  Neither Mr. Bracy nor Mr. Hutchinson own units of Enterprise or Enterprise GP, Mr. Bracy having sold 9,050 Enterprise common units in May 2005 and his remaining 11,441 Enterprise common units in October 2005.

The complaint seeks relief (i) requiring the Partnership to issue a proxy statement that corrects the alleged misstatements and omissions in the Proxy Statement; (ii) enjoining the October 26, 2006 meeting of unitholders provided for in the Proxy Statement; (iii) rescinding transactions in the complaint that have been consummated or awarding rescissory damages in respect thereof; (iv) awarding damages for profits and special benefits allegedly obtained by defendants as a result of the alleged wrongdoings in the complaint; and (v) awarding plaintiff costs of the action, including fees and expenses of his attorneys and experts.

On September 22, 2006, the plaintiff in the action filed a motion to expedite the proceedings, requesting the Court to schedule a hearing on plaintiff’s motion for a preliminary injunction to enjoin the defendants from proceeding with the October 26, 2006 special meeting of unitholders.  On September 26, 2006, the defendants advised the Court that the Partnership would provide to its unitholders specified supplemental disclosures, which are included in the description above.  In light of the foregoing, the Partnership believes that the plaintiff’s motion requesting the Court to schedule a hearing to consider his motion to enjoin the special meeting is moot.

The above description of the complaint is qualified in its entirety by the complaint, the full text of which is filed herewith as Exhibit 99 and incorporated herein by this reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

99

Complaint filed in the Court of Chancery of New Castle County, State of Delaware, captioned Peter Brinckerhoff, Individually And On Behalf Of All Others Similarly Situated, And Derivatively On Behalf Of Teppco Partners, L.P., Plaintiff, against Texas Eastern Products Pipeline Company, LLC; Enterprise Products Partners L.P.; Enterprise Operating LP, Enterprise Products GP, LLC; Enterprise GP Holdings L.P.; EPE Holdings, LLC; EPCO, Inc.; DFI GP Holdings L.P.; Dan L. Duncan; Jerry E. Thompson; W. Randall Fowler; Michael A. Creel; Richard H. Bachmann; Richard S. Snell; Michael B. Bracy; And Murray H. Hutchison; Defendants, and TEPPCO Partners, L.P., Nominal Defendant, filed September 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

	By:	Texas Eastern Products Pipeline Company, LLC
General Partner

Date: October 4, 2006		/s/ William G. Manias
William G. Manias
Vice President and Chief Financial Officer